UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) of THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

NEWPARK RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 09, 2011

NEWPARK RESOURCES, INC.

Meeting Information
Meeting Type:     Annual Meeting
For holders as of:  April 12, 2011
Date:  June 09, 2011          Time:  10:00 AM CDT

Location:	Marriott Woodlands Waterway Hotel & Convention Center 1601 Lake Robbins Drive The Woodlands, Texas 77380
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1.  Notice & Proxy Statement         2.  Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow      XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2011 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow      XXXX XXXX XXXX   available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote
FOR the following:

1.	Election of Directors
Nominees
01 David C. Anderson 02 Jerry W. Box 03 G. Stephen Finley 04 Paul L. Howes 05 James W. McFarland, PhD

06 Gary L. Warren

The Board of Directors recommends you vote FOR the following proposal:

2	Approval, on a non-binding advisory basis, of the named executive officer compensation described in the proxy statement.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

3	Approval, on a non-binding advisory basis, of the frequency of future advisory votes on named executive officer compensation.

The Board of Directors recommends you vote FOR proposals 4, 5 and 6.

4	Approval of the proposed amendment to the 2003 Long Term Incentive Plan.

5	Approval of the proposed amendment to the 2006 Equity Incentive Plan increasing the number of shares authorized for issuance thereunder from 5,000,000 to 8,000,000 shares of common stock.

6	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2011.